ASSIGNMENT OF WORLDWIDE RIGHT, TITLE AND INTEREST
           WITH RESERVATION OF SECURITY INTEREST

                       I.  ASSIGNMENT

       WHEREAS BIOPHAN, LLC, a limited liability company of the State of New York having its principal offices located at

             150 Lucius Gordon Drive, Suite 201
               West Henrietta, New York 14586
                  United States of America

  (hereinafter referred to as "Biophan") having acquired by Assignment the entire right, title, and interest in certain
  Inventions comprising certain new and useful improvements in

              MRI-RESISTANT CARDIAC PACEMAKERS

  that are partly described in a Provisional Patent Application, the disclosure of which was filed in the United States Patent and Trademark Office on April 20, 2000, and accorded Application No. 60/198,631 with Attorney Docket No. T31-003/T31-005, and that are partly described in a disclosure submitted to Elman & Associates and assigned Attorney Docket No. T31-010 and related technologies for suppressing MRI energies and radio frequency energy from negative effects on pacemakers and certain other implantable and external medical devices and diagnostic systems;

       WHEREAS, IDAHO TECHNICAL, INC., a corporation of the State of Nevada, having its principal offices located at

                    6352 Almquist Avenue
                         PO Box 396
                    Murray, Idaho 83874
                  United States of America


  (hereinafter referred to as the "ITI"), is desirous of acquiring the entire right, title, and interest in and to said Inventions, and in and to any Letters Patent that may be granted therefore, but subject to a Security Interest in favor of Biophan;

       NOW, THEREFORE, in consideration of One Dollar ($1.00) and of other good and valuable considerations, receipt of which is hereby acknowledged by Biophan, Biophan, intending to be legally bound, does hereby sell, assign, and transfer to ITI and ITI's legal representatives its entire right, title and interest together with all rights of priority, in said Inventions, as described and/or claimed in said application for United States patent and said diclosure and any and all applications for Letters Patent, in any country or jurisdiction, based in whole or in part thereon, including subsequent regular applications under 35 U.S.C. 111(a), divisions, continuations and continuations-in-part thereof as well as all foreign counterparts and all regional and international applications, and all applications containing disclosures in common therewith, together with all Letters Patent in any country or jurisdiction arising from any of the aforesaid applications, as well as any and all reissues and reexaminations thereof, the same to be held and enjoyed by ITI, its successors and assigns, to the full ends of the terms of all said Letters Patent therefor which may be granted.

  Biophan hereby authorizes and requests the Patent Office officials in the United States and all foreign countries or jurisdictions to issue any and all of said Letters Patent, when granted, to ITI, as the assignee of its entire right, title and interest in and to the same, for the sole use and behoof of ITI, its successors and assigns. Biophan hereby authorizes ITI to make applications for and to receive Letters Patent for said inventions in any countries or jurisdictions in its own name, or in the inventors' names, at its election.

       Further, Biophan hereby agrees to communicate to ITI, or its representatives, any facts known to Biophan respecting said inventions, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, continuation-in-part, substitution, renewal, reissue and related United States and foreign applications and declarations relating thereto, execute all necessary claims of priority and assignment papers to cause any and all of said Letters Patent to be issued to said ITI, make all rightful oaths, and generally to do everything possible to aid ITI, its successors and assigns, to obtain and enforce protection for said inventions in the United States and in any and all foreign countries or jurisdictions. The rights and property herein conveyed by Biophan are free and clear of any encumbrances other than the Security Interest provided for herein.

       Biophan hereby authorizes Gerry J. Elman, Registration No. 24,404 of the firm Elman & Associates, to correct errors in this Assignment document and to insert any further identification or information necessary or desirable to make this Assignment recordable in the United States Patent and Trademark Office, or elsewhere.

       If any provision of this document should be found invalid or unenforceable under relevant law, such provision shall be deemed excluded and redacted herefrom, and the validity and enforceability of the remaining provisions shall not be affected thereby.

               II. GRANT OF SECURITY INTEREST

  The Inventions assigned herein are subject to a Security Interest, the purpose of is to secure all liabilities of ITI to Biophan, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and all covenants of ITI recited herein or otherwise contained in a separate Security Agreement or Transfer Agreement.

       The undersigned hereby executes, grants, and delivers the assignment:

  For: Biophan, LLC




                                     {L.S.}         Date___________________
  by:      Michael L. Weiner, CEO

       VERIFICATION


  State of _________________________ :
                                     ss.
  County of _______________________  :

       I, a notary public duly commissioned and qualified by
  the State of ___________, United States of America, do hereby
  certify that on the            day of_______ , 2000
  before me personally appeared __________________, to me personally known or duly proven to be the individual whose name is subscribed to the foregoing instrument, who, being affirmed, did acknowledge himself/herself to be the ________________ of BIOPHAN, LLC and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer. I have initialed the preceding pages of this document.


                                   {Seal}
           [Notary Public]




       The undersigned, IDAHO TECHNICAL, INC., hereby accepts the Assignment recited hereinabove, subject to the Security
  Interest recited hereinabove and agrees to the terms and obligations recited hereinabove.

  For:  IDAHO TECHNICAL, INC.


                                               Date___________________
                            L.S.}

   by: Printed Name ________________________________

  Title _________________________


                        VERIFICATION


  State of ___________________________:

                                     ss.
  County of __________________________:


       I, a notary public duly commissioned and qualified by
  the State of ___________, United States of America, do hereby
  certify that on the            day of_______ , 2000
  before me personally appeared __________________, to me personally known or duly proven to be the individual whose name is subscribed to the foregoing instrument, who, being affirmed, did acknowledge himself/herself to be the ________________ of IDAHO TECHNICAL, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer. I have initialed the preceding pages of this document.

                                   {Seal}
           [Notary Public]